UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2018

PEERSTREAM, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52176	20-3191847
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

122 East 42nd Street, New York, NY	10168
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 594-5050

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7 — Regulation FD

Item 7.01	Regulation FD Disclosure.

On November 8, 2018, PeerStream, Inc. (the “Company”) issued a press release and posted a slide presentation on its website, in each case concerning its previously reported earnings for the quarter ended September 30, 2018. Copies of the press release and the earnings presentation are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

The information in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 attached hereto) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of PeerStream, Inc., dated November 8, 2018 (furnished pursuant to Item 7.01).
99.2	Earnings Presentation (furnished pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 8, 2018

PEERSTREAM, INC.

		By:	/s/ Alexander Harrington
Alexander Harrington
Chief Executive Officer

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